                                                                 EXHIBIT 10.10


                           IMAGING TECHNOLOGIES CORPORATION

                         SUBORDINATED NOTE PURCHASE AGREEMENT

                                  September 18, 1998

                                TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
Section 1 AUTHORIZATION AND SALE OF SUBORDINATED PROMISSORY NOTES AND WARRANT. . . .1

     1.1    AUTHORIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2    SALE OF SUBORDINATED NOTES AND WARRANT.. . . . . . . . . . . . . . . . .1

Section 2 CLOSING DATE; DELIVERY . . . . . . . . . . . . . . . . . . . . . . . . . .1

     2.1    CLOSING DATE.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     2.2    DELIVERY.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

Section 3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY . . . . . . . . .2

     3.1    ORGANIZATION AND STANDING. . . . . . . . . . . . . . . . . . . . . . . .2
     3.2    CORPORATE POWER; AUTHORIZATION.. . . . . . . . . . . . . . . . . . . . .2
     3.3    ISSUANCE AND DELIVERY OF THE SECURITIES. . . . . . . . . . . . . . . . .2
     3.4    GOVERNMENTAL CONSENTS. . . . . . . . . . . . . . . . . . . . . . . . . .2
     3.5    SEC DOCUMENTS; FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . .3
     3.6    NO MATERIAL MISSTATEMENT . . . . . . . . . . . . . . . . . . . . . . . .3
     3.7    NO MATERIAL ADVERSE CHANGE.. . . . . . . . . . . . . . . . . . . . . . .3

Section 4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER . . . . . . . .3

     4.1    AUTHORIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     4.2    INVESTMENT EXPERIENCE. . . . . . . . . . . . . . . . . . . . . . . . . .4
     4.3    INVESTMENT INTENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     4.4    REGISTRATION OR EXEMPTION REQUIREMENTS.. . . . . . . . . . . . . . . . .4
     4.5    NO LEGAL, TAX OR INVESTMENT ADVICE.. . . . . . . . . . . . . . . . . . .4
     4.6    LEGENDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

Section 5 CONDITIONS TO CLOSING OF PURCHASER . . . . . . . . . . . . . . . . . . . .5

     5.1    REPRESENTATIONS AND WARRANTIES.. . . . . . . . . . . . . . . . . . . . .5
     5.2    PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.3    QUALIFICATIONS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.4    COMPLIANCE CERTIFICATE.. . . . . . . . . . . . . . . . . . . . . . . . .5
     5.5    OPINION OF COMPANY COUNSEL.. . . . . . . . . . . . . . . . . . . . . . .5

Section 6 CONDITIONS TO CLOSING OF COMPANY . . . . . . . . . . . . . . . . . . . . .5

     6.1    REPRESENTATIONS AND WARRANTIES.. . . . . . . . . . . . . . . . . . . . .5
     6.2    COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     6.3    QUALIFICATIONS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

Section 7 MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

     7.1    AMENDMENTS AND WAIVERS.. . . . . . . . . . . . . . . . . . . . . . . . .6
     7.2    GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6


                               TABLE OF CONTENTS
                                   (continued)

                                                                                 PAGE
                                                                                 ----

     7.3    SURVIVAL.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     7.4    SUCCESSORS AND ASSIGNS.. . . . . . . . . . . . . . . . . . . . . . . . .7
     7.5    ENTIRE AGREEMENT.. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.6    NOTICES, ETC.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.7    SEVERABILITY OF THIS AGREEMENT.. . . . . . . . . . . . . . . . . . . . .7
     7.8    COUNTERPARTS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.9    FURTHER ASSURANCES.. . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.10   EXPENSES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.11   ACKNOWLEDGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .7


Schedule A -- Schedule of Purchasers
Schedule B -- Schedule of Exceptions
Exhibit A -- Form of Subordinated Promissory Note
Exhibit B -- Form of Warrant
Exhibit C -- Form of Opinion of Company Counsel



                           IMAGING TECHNOLOGIES CORPORATION

                         SUBORDINATED NOTE PURCHASE AGREEMENT

          This Subordinated Note Purchase Agreement (the "Agreement") is made as of September 18, 1998, by and among Imaging Technologies Corporation, a Delaware corporation (the "Company"), with its principal office at 11031 Via Frontera, San Diego, California 92127, and the purchasers set forth on SCHEDULE A hereto (the "Purchasers").

                                      Section 1


         AUTHORIZATION AND SALE OF SUBORDINATED PROMISSORY NOTES AND WARRANT

          1.1 AUTHORIZATION. The Company has authorized the sale and issuance of subordinated promissory notes in the form of EXHIBIT A attached hereto (the "Subordinated Notes") in the aggregate principal amounts as set forth on SCHEDULE A hereto under the heading "Principal Amount of Note" and warrants in the form of EXHIBIT B attached hereto ("the Warrants") to purchase up to the number of shares of the Company's Common Stock (the "Common Stock") set forth opposite each such Purchaser's name on SCHEDULE A hereto under the heading "Number of Warrant Shares."

          1.2 SALE OF SUBORDINATED NOTES AND WARRANT. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees severally and not jointly to purchase from the Company, a Subordinated Note in the principal amount set forth opposite such Purchaser's name on SCHEDULE A attached hereto under the heading "Principal Amount of Note" (the "Purchase Price") and a Warrant to purchase up to the number of shares of Common Stock set forth opposite such Purchaser's name on SCHEDULE A hereto under the heading "Number of Warrant Shares."

                                      Section 2

                                CLOSING DATE; DELIVERY

          2.1 CLOSING DATE. The closing of the purchase and sale of the Subordinated Notes and the Warrants hereunder (the "Closing") shall be held at the offices of Brobeck, Phleger & Harrison LLP, 550 West C Street, Suite 1300, San Diego, California 92101, at 11:00 a.m. on September 18, 1998, or at such other time and place upon which the Company and the Purchasers shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

          2.2 DELIVERY. At the Closing, the Company will deliver to each Purchaser a Subordinated Note made payable to such Purchaser in the principal amount as set forth opposite such Purchaser's name on SCHEDULE A attached hereto under the heading "Principal Amount of Notes" and a Warrant to purchase up to the number of shares of Common Stock set forth opposite such Purchaser's name on SCHEDULE A hereto under the heading "Number of Warrant

Shares." Such delivery shall be against execution by the Purchasers of that certain Settlement and Mutual Release Agreement dated as of the date hereof among the Company and the Series C Investors (as defined therein) (the "Settlement Agreement") and shall fulfill the Company's obligations to the Purchasers under Section 1.2(B) of the Settlement Agreement.

                                      Section 3

               REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

          The Company represents and warrants to each Purchaser as of the Closing Date that, except as set forth on the Schedule of Exceptions attached hereto as SCHEDULE B (the "Schedule of Exceptions"), which exceptions shall be deemed to be representations and warranties as if made hereunder:

          3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state.

          3.2 CORPORATE POWER; AUTHORIZATION. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Subordinated Notes and the Warrants (along with the shares of Common Stock issuable upon exercise of the Warrants, collectively, the "Securities") and to carry out and perform all of its obligations under this Agreement and the Securities. This Agreement and the Securities each constitute the legal, valid and binding obligation of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. The execution and delivery of this Agreement and the Securities does not, and the performance of this Agreement and the Securities and the compliance with the provisions hereof and thereof and the issuance, sale and delivery of the Securities by the Company will not, materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument to which the Company or any of its properties is subject.

          3.3 ISSUANCE AND DELIVERY OF THE SECURITIES. The issuance and delivery of the Securities is not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances. The Company has duly authorized and reserved for issuance 200,000 shares of Common Stock for issuance upon exercise of the Warrants. The issuance by the Company of the Securities is exempt from registration under the Securities Act.

          3.4 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for:
(i) the filing of a Notice of Transaction pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder (the "Law"), which filing will be effected within the time prescribed by law; and (ii) such other qualifications or filings under the Securities Act of 1933, as amended (the "Securities Act"), and the regulations thereunder and all other applicable securities laws as may be required in connection with the transactions contemplated by this Agreement, which filings will be effected within the time prescribed by law.

          3.5 SEC DOCUMENTS; FINANCIAL STATEMENTS. As of their respective filing dates, all documents (the "SEC Documents") filed by the Company with the Securities and Exchange Commission (the "SEC") complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Securities Act, as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          3.6 NO MATERIAL MISSTATEMENT None of the representations or warranties of the Company contained in this Agreement or in the Securities, and none of the other information furnished to Purchasers or their representatives in connection with this Agreement, when considered as a whole, contains, or will contain, any misstatement of a material fact or omits to state any fact necessary in light of the circumstances under which made, to make those statements which have been made, not misleading.

          3.7 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein, since March 31, 1998, there have not been any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the SEC Documents except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

                                      Section 4

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

          Each Purchaser hereby, severally and not jointly, represents and warrants to the Company as of the Closing Date as follows:

          4.1 AUTHORIZATION. Purchaser represents and warrants to the Company that: (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase its Securities and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement, the Subordinated Note and the Warrant each constitute the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

          4.2 INVESTMENT EXPERIENCE. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach what it believes is an informed and knowledgeable decision to purchase its Securities. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of its Securities.

          4.3 INVESTMENT INTENT. Purchaser is purchasing its Securities for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act; provided, however, that by making the representation herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Purchaser understands that its acquisition of its Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has, in connection with its decision to purchase its Securities, relied solely upon the SEC Documents and the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) its Securities except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

          4.4 REGISTRATION OR EXEMPTION REQUIREMENTS. Purchaser further acknowledges and understands that its Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

          4.5 NO LEGAL, TAX OR INVESTMENT ADVICE. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of its Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of its Securities.

          4.6 LEGENDS. To the extent applicable, the Subordinated Note shall be endorsed with the legend set forth below:

               "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR

TRANSFERRED FOR VALUE DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF SUCH REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF THE COMPANY."

                                      Section 5

                          CONDITIONS TO CLOSING OF PURCHASER

          The Purchaser's obligation to purchase its Securities at the Closing is, at the option of the Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

          5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required as of the Closing in connection with the lawful issuance and sale of its Securities pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

          5.4 COMPLIANCE CERTIFICATE. The President and Chief Executive Officer of the Company shall have delivered to Purchaser a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

          5.5 OPINION OF COMPANY COUNSEL. Each Purchaser shall have received from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion dated the date of the Closing, in substantially the form as EXHIBIT C attached hereto.

                                      Section 6

                           CONDITIONS TO CLOSING OF COMPANY

          The Company's obligation to sell and issue the Securities at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

          6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          6.2 COVENANTS. Each Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by such Purchaser on or before the Closing.

          6.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required as of the Closing in connection with the lawful issuance and sale of its Securities pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

                                      Section 7

                                    MISCELLANEOUS

          7.1 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively but only if so expressly stated), only with the written consent of the Company and the Purchasers. Any amendment or waiver effected in accordance with this Section shall be binding upon the holder of the Securities purchased under this Agreement at the time outstanding, each future holder of such Securities, and the Company.

          7.2 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          7.3 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

          7.4 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Notwithstanding the foregoing, no Purchaser shall assign its rights or obligations under this Agreement without the prior written consent of the Company, other than to an affiliate of such Purchaser, including, without limitation, a person with the same investment advisors as such Purchaser.

          7.5 ENTIRE AGREEMENT. This Agreement, together with the Securities, the Settlement Agreement, the Amended Registration Rights Agreement (as defined in the Settlement Agreement) and the New Warrants (as defined in the Settlement Agreement) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          7.6 NOTICES, ETC. All notices and other communications required or permitted under this Agreement shall be in writing and may be delivered in person, by facsimile, overnight delivery service or registered or certified mail, addressed to the Company at the address set forth at the beginning of this Agreement, or to the Purchasers at their respective address set forth on the signature pages hereto in each case with a copy to Citadel Investment Group, L.L.C., 225 West Washington Street, Chicago, Illinois 60606, Attention: Mike Hughes, or at such other address as the Company or each Purchaser shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or facsimile, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable facsimile number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

          7.7 SEVERABILITY OF THIS AGREEMENT. If any provision of this Agreement shall be determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          7.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          7.9 FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          7.10 EXPENSES. Irrespective of whether the Closing is effected, each party hereto shall bear its own costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the Securities.

          7.11 ACKNOWLEDGEMENT. By executing this Agreement, each Purchaser hereby acknowledges and agrees that Brobeck, Phleger & Harrison LLP represents the Company solely and that such Purchaser has had an opportunity to consult with its own attorney in connection with this Agreement and the Securities.

          The foregoing agreement is hereby executed as of the date first above written.

                              "COMPANY"

                              IMAGING TECHNOLOGIES CORPORATION, a Delaware corporation

                              By: /S/  BRIAN BONAR
                                 --------------------------
                                 Brian Bonar, President and
                                 Chief Executive Officer

                              "PURCHASERS"

                              NP PARTNERS, formerly known as Nelson Partners

                              By: /S/  ILLEGIBLE
                                 --------------------------
                              Its:  AUTHORIZED SIGNATORY

                    Address:  c/o Leeds Management Services
                              129 Front Street, 5th Floor
                              Hamilton HM12 Bermuda
                              Attention:  Anne Dupuy

                              OLYMPUS SECURITIES, LTD.

                              By: /S/  ILLEGIBLE
                                 --------------------------
                              Its:  AUTHORIZED SIGNATORY

                    Address:  c/o Leeds Management Services
                              129 Front Street, 5th Floor
                              Hamilton HM12 Bermuda
                              Attention:  Anne Dupuy




            [SIGNATURE PAGE TO SUBORDINATED NOTE PURCHASE AGREEMENT]

                                   SCHEDULE A

                              SCHEDULE OF PURCHASER


     PURCHASER NAME      PRINCIPAL AMOUNT OF NOTE    NUMBER OF WARRANT SHARES
     --------------      ------------------------    ------------------------
     NP Partners                   $   500,000              100,000

     Olympus Securities, Ltd.      $   500,000              100,000
                                   -----------              -------
          TOTALS                    $1,000,000              200,000
                                   -----------              -------
                                   -----------              -------

















                                  SCHEDULE A-1

                                   SCHEDULE B

                             SCHEDULE OF EXCEPTIONS

The following are exceptions to the representations and warranties of Imaging Technologies Corporation (the "Company") set forth in that certain Subordinated Note Purchase Agreement dated as of September 18, 1998 (the "Agreement"), with reference to the Section designations of the Agreement. The references to specific Sections are not meant and should not be construed as limiting the noted exceptions to a particular Section. Although the Company has used its reasonable best efforts to cross-reference the exceptions to all applicable representations and warranties, no assurance can be given that all necessary cross-references have been identified and any exception noted below is therefore deemed disclosed for purposes of all relevant Sections whether or not cross-referenced. Capitalized terms not otherwise defined in this Schedule of Exceptions have the meaning given them in the Agreement. Nothing herein constitutes an admission of any liability or obligation of the Company nor an admission against the Company's interest. The inclusion of any agreement or other matter herein or any exhibit hereto should not be interpreted as indicating that the Company has determined that such an agreement or other matter is necessarily material to the Company.


SECTION NUMBER                  EXCEPTIONS
-------------- -----------------------------------------------------------------
Section 3.2    CORPORATE POWER; AUTHORIZATION.

               1. Pursuant to the terms of that certain Promissory Note between McMican Corporation dba New Media Memory and Bank of Yorba Linda
               (the "Lender"), dated June 17, 1997, that certain Commercial
               Security Agreement between McMican Corporation dba New Media
               Memory and Lender, dated June 17, 1997, that certain Loan
               Agreement between McMican Corporation dba New Media Memory and
               Lender, dated October 20, 1997 and that certain Change in Terms
               Agreement between McMican Corporation dba New Media Memory and
               Lender, dated May 17, 1998 (collectively, the "Yorba Linda Line of Credit"), the Company has outstanding approximately $390,000 in principal amount of indebtedness. The Yorba Linda Line of Credit matured on August 15, 1998 and requires that the Company obtain Lender's written consent prior to issuing the Subordinated
               Notes. The Company is currently in the process of obtaining additional credit from Imperial Bank to pay off all amounts owed to the Lender under the Yorba Linda Line of Credit. As a result, the Company has not obtained Lender's written consent to issuing the Subordinated Notes.







                                  SCHEDULE B-1

               2. Pursuant to its agreements with Imperial Bank, the Company is required to obtain the written consent of Imperial Bank prior to the sale and issuance of the Subordinated Notes and the Warrants pursuant to the Agreement, and prior to the sale of certain other notes and warrants and certain shares of the Company's common stock being sold in connection herewith. The Company has not obtained Imperial Bank's written consent.

Section 3.3    ISSUANCE AND DELIVERY OF SECURITIES.

               The Company has agreed to issue the Warrants to the Purchasers pursuant to the Agreement, and certain warrants (the "Additional
               Warrants") to other investors under separate purchase agreements.
               In addition, pursuant to a certain subordinated note purchase agreement among the Company and American Industries, Inc. and Ellison Morgan (collectively, the "Other Investors"), the Company has agreed to issue and sell to the Other Investors certain promissory notes (the "Convertible Notes") that are convertible at the option of the Other Investors into shares of the Company's
               Common Stock and certain warrants (together with the Additional
               Warrants, the "Other Warrants") exercisable for shares of the Company's Common Stock. Under the terms of Section 4(g) of that certain Securities Purchase Agreement dated August 21, 1997, between the Company and the holders of the outstanding shares of the Company's Series C Preferred Stock (the "Series C Holders"), the Company is required to offer any equity or convertible debt securities it intends to issue to the Series C Holders prior to offering the securities to any third party. The Company has not offered the Warrants, the Convertible Notes or the Other Warrants to the Series C Holders, who will retain their right of first offer until the closing of the Company's settlement with the Series C Holders, which will not occur until after the Company has issued the Warrants, the Convertible Notes and the Other
               Warrants.

Section 3.4    GOVERNMENTAL CONSENTS.

               In connection with the issuance of the Subordinated Notes and the Warrants under this Agreement, the Company was required to obtain and has obtained a qualification by permit from the Commissioner of Corporations of the State of California to exempt the payment of the interest under the Subordinated Notes from the usury laws of the State of California.

Section 3.7    NO MATERIAL ADVERSE CHANGE.

               1. On June 19, 1998, the Company delivered notice to the Series C
               Holders of its election to redeem for cash all shares of Series C
               Preferred



                                  SCHEDULE B-2


               Stock tendered for conversion in lieu of converting such shares.
               Certain disputes have arisen between the Company and the Series C
               Holders with respect to such notice and the Company's right to redeem all shares of Series C Preferred Stock tendered for conversion in lieu of converting such shares. The Series C
               Holders have asserted that the Company is in default of its obligations to them.

               2. The Company has recently been informed by Imperial Bank, the Company's primary lender, that the Company is not in compliance with all of the provisions of its loan agreements with Imperial
               Bank, including without limitation, the provisions regarding certain minimum ratios the Company is required to maintain. The
               Company's noncompliance with many of these provisions results from the expected one-time charge to earnings that the Company intends to include in its financial statements as of and for the fiscal year ended June 30, 1998, which one-time charge the Company currently anticipates will be as much as approximately
               $9,000,000.

               3. On September 3, 1998, the Company issued unsecured promissory notes to certain investors in the aggregate principal amount of $500,000. Pursuant to its agreements with Imperial Bank, the Company was required to obtain Imperial Bank's consent prior to issuing these notes. The Company did not obtain Imperial Bank's consent.

               4. See the disclosures in Section 3.3 above.















                                  SCHEDULE B-3

                                    EXHIBIT A

                      FORM OF SUBORDINATED PROMISSORY NOTE



                               See Exhibit 10.11














                                  EXHIBIT A-1

                                    EXHIBIT B

                                 FORM OF WARRANT



                                See Exhibit 10.12










                                   EXHIBIT B-1

                                    EXHIBIT C

                              FORM OF LEGAL OPINION
















                                  EXHIBIT C-1

                             [FORM OF LEGAL OPINION]



                               September 18, 1998


To the Purchasers Listed
on Schedule A to the
Imaging Technologies Corporation
Subordinated Note Purchase Agreement
dated September 18, 1998

Ladies and Gentlemen:

                  We have acted as counsel for Imaging Technologies Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale of its Subordinated Promissory Notes pursuant to the Imaging Technologies Corporation Subordinated Note Purchase Agreement dated September 18, 1998 (the "Note Purchase Agreement") among the Company and you. This opinion letter is being rendered to you pursuant to Section 5.5 of the Note Purchase Agreement in connection with the Closing of the sale of the Subordinated Notes. Capitalized terms not otherwise defined in this opinion letter have the meaning given them in the Note Purchase Agreement.

                  In connection with the opinions expressed herein we have made such examination of matters of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Note Purchase Agreement and upon certificates and statements of government officials and of officers of the Company. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein. We have assumed for the purposes of this opinion letter the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies.

                  As used in this opinion letter, the expression "we are not aware" or the phrase "to our knowledge", or any similar expression or phrase with respect to our knowledge of matters of fact, means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm principally responsible for handling this matter for the Company (and not including any constructive or imputed notice of any information), and after an examination of documents referred to herein and after inquiries of certain officers of the Company, no facts have been disclosed to us that have caused us

To the Purchasers Listed on                                  September 18, 1998
Schedule A to the Subordinated                                            Page 2
Note Purchase Agreement



to conclude that the opinions expressed are factually incorrect; but beyond that we have made no factual investigation for the purposes of rendering this opinion letter. Specifically, but without limitation, we have made no inquiries of securities holders or employees of the Company, other than such officers.

                  This opinion letter relates solely to the laws of the State of California, the Delaware General Corporation Law and the federal law of the United States, and we express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained.

                  Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Note Purchase Agreement or the Schedule of Exceptions thereto, we are of the opinion that as of the date hereof:

                  1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Company has the requisite corporate power and authority to own its properties and to conduct its business as, to our knowledge, it is presently conducted.

                  2. The Company is qualified to do business as a foreign corporation in California and is in good standing under the laws of the State of California.

                  3. The Company has the requisite corporate power and authority to execute, deliver and perform the Note Purchase Agreement, the Subordinated Notes and the Warrants. Each of the foregoing has been duly and validly authorized by the Company, and duly executed and delivered by an authorized officer of the Company. The Common Stock issuable upon exercise of the Warrants to be issued at the Closing has been duly and validly reserved for issuance and, when and if issued upon such exercise pursuant to the terms of the Warrants, will be validly issued, fully paid and nonassessable.

                  4. The Company's execution and delivery of, and its performance and compliance as of the date hereof with the terms of, the Note Purchase Agreement, the Subordinated Notes and the Warrants do not violate any provision of any federal, California or Delaware corporate law, rule or regulation applicable to the Company or any provision of the Company's Certificate of Incorporation, as amended, or Bylaws, and do not conflict with or constitute a default under the material provisions of any agreement specifically identified on Schedule A attached hereto, other than a default under the agreements related to the Company's loans from Imperial Bank and Bank of Yorba Linda, one or more of which require the Company to obtain Imperial Bank's and Bank of Yorba Linda's prior written consent (which consent the Company has not obtained prior

To the Purchasers Listed on                                  September 18, 1998
Schedule A to the Subordinated                                            Page 3
Note Purchase Agreement



to entering into the Note Purchase Agreement and consummating the transactions contemplated thereby).

                  5. The Purchasers' loans to the Company evidenced by the Subordinated Notes are exempt from the usury laws of the State of California.

                  6. Based in part upon the representations of you in the Note Purchase Agreement, the offer and sale of the Subordinated Notes and the Warrants to you pursuant to the terms of the Note Purchase Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof and, under the Securities Act of 1933, as amended, as it presently exists, the issuance of Common Stock to you upon exercise of the Warrants pursuant to the terms of the Warrants would also be exempt from such registration requirements.

                  We express no opinion as to the Company's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations.

                  We express no opinion concerning the past, present or future fair market value of any securities.

                  We assume that all of the information contained in the applications for qualification by permit filed by the Company on July 17, 1998 and September 15, 1998, under Section 25113 of the California Corporations Code, including without limitation all of the information contained in any amendments or supplements to the applications, was accurate, that no information required to be included in the applications or in any amendments or supplements to the applications was not so included, and that the qualifications by permit were therefore properly obtained by the Company.

                  We express no opinion as to the effect of subsequent issuances of securities of the Company, to the extent that further issuances which may be integrated with the Closing may include purchasers which do not meet the definition of "accredited investors" under Rule 501 of Regulation D and to the extent that notwithstanding its reservation of shares the Company may issue so many shares of Common Stock (or may issue securities which as a result of antidilution adjustments reduce the conversion or exercise ratio of any outstanding derivative securities) that there are not enough remaining authorized but unissued shares of Common Stock for the exercise of the Warrants.

                  This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Note Purchase Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to advise you of facts, circumstances,

To the Purchasers Listed on                                  September 18, 1998
Schedule A to the Subordinated                                            Page 4
Note Purchase Agreement



events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.



                                   Very truly yours,




                                    BROBECK, PHLEGER & HARRISON LLP

To the Purchasers Listed on                                  September 18, 1998
Schedule A to the Subordinated                                            Page 5
Note Purchase Agreement



                                   SCHEDULE A

1.       Promissory Note between Imperial Bank and the Company, dated June 23,
         1998.

2. Security and Loan Agreement and Addendum thereto (Eximbank Facility) between Imperial Bank and the Company, dated June 23, 1998.

3.       Security and Loan Agreement and Addendum thereto (Foreign Insured A/R
         Line) between Imperial Bank and the Company, dated June 23, 1998.

4. Security and Loan Agreement and Addendum thereto (Domestic Line) between Imperial Bank and the Company, dated June 23, 1998.

5.       Corporate Resolution to Borrow by the Company, dated June 23, 1998 (re:
         Loan No 711062536-4).

6. Promissory Note between Bank of Yorba Linda and McMican Corporation dba New Media Memory, dated June 17, 1997 ("Loan No. 1054468601").

7. Loan Agreement between Bank of Yorba Linda and McMican Corporation dba New Media Memory, dated October 20, 1997.

8. Change in Terms Agreement (to Loan No 1054468601) between BYL Bank Group and McMican Corporation (dba New Media Memory), dated May 17, 1998.

9. Commercial Security Agreement between Bank of Yorba Linda and McMican Corporation dba New Media Memory, dated June 17, 1997.

10. Commercial Guaranty by Timothy E. McCanna in connection with Loan No 1054468601, dated May 17, 1998.

11. Commercial Guaranty by the Company in connection with Loan No 1054468601, dated May 17, 1998.

12. Corporate Resolution to Borrow by McMican Corporation (dba New Media Memory), dated May 17, 1998 (re: Loan No 1054468601).

13. Export-Import Bank of the United States Working Capital Guarantee Program, Borrower Agreement between the Company and Imperial Bank, dated June 29, 1998.

14.      Imperial Bancorp Registration Rights Agreement, dated June 23, 1998.

To the Purchasers Listed on                                  September 18, 1998
Schedule A to the Subordinated                                            Page 5
Note Purchase Agreement


15. Development and Manufacturing Agreement between the Company and Elesys, Inc., dated September 30, 1997.

16. Development and Manufacturing Agreement between the Company. and Nissei Sangyo America, Ltd., dated June 30, 1998.

17. Amendment No. 1 to Postscript Software Development and OEM Distribution License Agreement between the Company and Adobe Systems Incorporated, dated October 13, 1997.

18. Licensed System Appendix No. 3 to the Postscript Software Development and OEM Distribution License Agreement between the Company and Adobe Systems Incorporated, dated October 13, 1997.

19. Multi-Tenant Industrial Lease between Sunhala Enterprises, LLC and the Company, dated April 1998.

20. Standard Industrial/Commercial Single-Tenant Lease between Robert C. Meyer Trust and the Company, dated May 2, 1997.

21. Stipulation for Entry of Judgment in Dornsife & Associates, Inc. v. Color Solutions, Inc.- Settlement for a 10/1/95 promissory note.

22. Promissory Note between the Company and Franz Herbert and Dornsife & Associates, Inc., dated October 1, 1995

23. Convertible Promissory Note between Harry J. Saal and the Company, dated December 31, 1997.

24. Promissory Note between the Company and Dataproducts Corporation, dated as of June 30, 1998.

25. Stipulation for Entry of Judgment in Syquest Technology, Inc. v. Prima International.

26. Consulting Agreement between the Company and Irwin Roth, dated April 1, 1994 and Amendments thereto dated June 12, 1998 and January 22, 1997, respectively.

27. Executive Employment Agreement between the Company and Brian Bonar, dated September 1, 1994 and Amendments thereto dated January 22, 1997 and April 1, 1998, respectively.

To the Purchasers Listed on                                  September 18, 1998
Schedule A to the Subordinated                                            Page 7
Note Purchase Agreement



28. Executive Employment Agreement between the Company and Edward Savarese, dated July 1, 1990, as amended February 25, 1994, and Amendments thereto dated January 22, 1997, April 1, 1998 and June 12, 1998, respectively.